Exhibit 10.3

June 26, 2008

Mr. Jesús Reyes Heroles González Garza
Director General
Petróleos Mexicanos
Avenida Marina Nacional No. 329
Colonia Huasteca
Torre Ejecutiva, Piso 41
México, D.F. 11311
México

Dear Mr. Reyes Heroles:

We hereby consent to the references to DeGolyer and MacNaughton as set forth under the heading “Exploration and Production (Reserves),” in the Annual Report on Form 20-F of Petróleos Mexicanos for the year ended December 31, 2007. We reviewed the estimates of proved oil, condensate, natural gas, and oil equivalent reserves owned by the United Mexican States (“Mexico”) as of January 1, 2007, and January 1, 2008, for 60 and 62 fields, respectively. These estimates were prepared in accordance with the reserves definitions of Rules 4-10(a) (1)-(13) of Regulation S-X of the United States Securities and Exchange Commission. The fields are located offshore of Mexico in the Southwest Marine Region and are those referenced in our certificate letters dated August 16, 2007, and February 15, 2008.

Very truly yours,

/s/ DeGolyer and MacNaughton
DeGOLYER and MacNAUGHTON